EXHIBIT 1

CL&P CAPITAL, L.P.
Preferred Securities
representing limited partner interests
guaranteed to the extent described in
the applicable Pricing Agreement
by The Connecticut Light and Power Company

Underwriting Agreement

January 13, 1995

Goldman, Sachs & Co.
Salomon Brothers Inc
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Smith Barney Inc.

c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004.

To the Representatives of the several
   Underwriters named in the respective
   Pricing Agreements hereinafter described.

Ladies and Gentlemen:

     From time to time CL&P Capital, L.P. ("CL&P Capital"), a limited partnership formed under the laws of the State of Delaware, as issuer, and The Connecticut Light and Power Company, a Connecticut corporation, as guarantor (the "Guarantor"), each proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain preferred securities representing limited partner interests in CL&P Capital (liquidation preference $25 per preferred partner interest) (the "Preferred Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Preferred Securities"), guaranteed by the Guarantor as to the payment of distributions, to the extent CL&P Capital has cash on hand sufficient to permit such payments and funds legally available therefor, and as to payments on liquidation or redemption to the extent set forth in the Prospectus (as defined below) with respect to such Preferred Securities (the "Guaranty"). The Designated Preferred Securities and the Guaranty are herein collectively referred to as the "Designated Securities".

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto.

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of CL&P Capital to sell any of the Preferred Securities or as an obligation of any of the Underwriters to purchase any of the Preferred Securities. The obligation of CL&P Capital to issue and sell any of the Preferred Securities and the obligation of any of the Underwriters to purchase any of the Preferred Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate amount of Designated Securities, the initial public offering price of such Designated Securities or the manner of determining such price, the terms of the Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the amount of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. Each of CL&P Capital and the Guarantor, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

     (a) A registration statement on Form S-3 (File No. 33-56537) in respect of the Preferred Securities, the Guaranty and the Junior Subordinated Deferrable Interest Debentures of the Guarantor (the "Debt Securities") has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act") each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Form T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Preferred Securities, the Guaranty and the Debt Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of CL&P Capital and the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

     (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to CL&P Capital by an Underwriter of Designated Preferred Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Preferred Securities;

     (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to CL&P Capital by an Underwriter of Designated Preferred Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Preferred Securities;

     (d) Neither CL&P Capital, the Guarantor nor any of the Guarantor's subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Guarantor or any of its subsidiaries or any change in the capital accounts or long-term debt of CL&P Capital or any material adverse change, or any development involving a prospective material adverse change, in or affecting (i) the general affairs, management, financial position, stockholders equity or results of operations of the Guarantor and its subsidiaries or (ii) the general affairs, management, financial position, capital accounts or results of operations of CL&P Capital, otherwise than as set forth or contemplated in the Prospectus;

     (e) CL&P Capital has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act, as amended (the "Partnership Act"); CL&P Capital has no subsidiaries; CL&P Capital is a special purpose limited partnership as described in the Prospectus and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; CL&P Capital is not a party to or bound by any agreement or instrument other than its limited partnership agreement (in the form filed as an exhibit to the Registration Statement, the "Limited Partnership Agreement") and, solely for the purposes stated in the recitals thereto, the Indenture (as defined in subsection (p) below); CL&P Capital has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and described in the Prospectus; and CL&P Capital is not a party to or subject to any action, suit or proceeding of any nature;

     (f) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; the Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification;

     (g) The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of common stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by Northeast Utilities ("NU"), free and clear of all liens, encumbrances, equities or claims;

     (h) The Preferred Securities have been duly and validly authorized, and, when the Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will be duly and validly issued and fully paid and non-assessable; the Preferred Securities conform in all material respects to the description thereof contained in the Registration Statement and the Designated Securities will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

     (i) The Limited Partnership Agreement has been duly authorized by the Guarantor and constitutes a valid and legally binding obligation of the Guarantor, in its capacity as general partner of CL&P Capital, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (j) The Guarantor is the sole general partner of CL&P Capital; Northeast Utilities Service Company, a Connecticut corporation, is the sole Class A Limited Partner of CL&P Capital (the "Class A Limited Partner"); and the Class A Limited Partner has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Connecticut, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and all of the issued general and limited partner interests of CL&P Capital are owned by the Guarantor and the Class A Limited Partner, respectively, and have been duly and validly authorized and validly issued, free and clear of all liens, encumbrances, equities or claims;

     (k) The issue and sale of the Preferred Securities and the compliance by CL&P Capital and the Guarantor with all of the provisions of this Agreement, any Pricing Agreement, the Indenture (as defined in subsection (p) below) and the Guaranty, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which CL&P Capital or the Guarantor is a party or by which CL&P Capital and the Guarantor is bound or to which any of the property or assets of CL&P Capital or the Guarantor is subject, which conflict, breach, violation or default would have a material adverse effect on CL&P Capital or the Guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Guarantor or the Certificate of Limited Partnership of CL&P Capital or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over CL&P Capital or the Guarantor or any of its properties, which violation would have a material adverse effect on CL&P Capital or the Guarantor; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Preferred Securities or the consummation by the CL&P Capital or the Guarantor of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture or the Guaranty, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act and the Trust Indenture Act, the approval of the Commission under the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act") and the approval of the Connecticut Department of Public Utility Control (the "DPUC"), and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters;

     (l) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which CL&P Capital, the Guarantor or any of the Guarantor's subsidiaries is a party or of which any of their properties is subject, which, if determined adversely to CL&P Capital, the Guarantor or any of the Guarantor's subsidiaries, as the case may be, would individually or in the aggregate have a material adverse effect on (i) the current or future financial position, capital accounts or results of operations of CL&P Capital or (ii) the current or future consolidated financial position, stockholders' equity or results of operations of the Guarantor or any of its subsidiaries; and, to the best of CL&P Capital's and the Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
     (m) Neither the Guarantor nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws; CL&P Capital is not in violation of its Certificate of Limited Partnership or the Limited Partnership Agreement; and neither CL&P Capital, the Guarantor nor any of the Guarantor's subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

     (n) The statements set forth in the Prospectus under the captions "Description of the Preferred Securities," "Description of the Subordinated Debentures," and "Description of the Guaranty", insofar as they purport to constitute a summary of the terms of the Preferred Securities, the Debt Securities and the Guaranty, respectively, under the caption "United States Taxation", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

     (o) Neither CL&P Capital nor the Guarantor is and, after giving effect to the offering and sale of the Preferred Securities, neither will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (p) The Indenture to be dated as of January 1, 1995 between the Guarantor and Bankers Trust Company, as trustee (the "Indenture") and the Debt Securities to be issued thereunder, have been duly authorized; the Indenture has been duly qualified under the Trust Indenture Act and, at the Time of Delivery (as defined herein), will have been duly executed and delivered and will constitute, and the Debt Securities, when duly executed and authenticated in accordance with the Indenture and issued and delivered under the circumstances provided in the Prospectus, as amended or supplemented, will constitute, valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium or similar laws of general equity principles, and will conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus, as amended or supplemented;

     (q) The Guaranty has been duly authorized and, when issued and delivered by the Guarantor pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute a valid and legally binding obligation of the Guarantor entitled to the benefits provided by the Payment and Guaranty Agreement by the Guarantor to be dated
January   , 1995 (the "Guaranty Agreement"); and the Guarantee will conform in all material respects to the description thereof in the Prospectus;

     (r) Neither CL&P Capital, the Guarantor, nor any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

     (s) Arthur Andersen LLP, who have certified certain financial statements of CL&P Capital and the Guarantor and the Guarantor's subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

     (t) The Guarantor possesses such franchises, certificates, including certificates of public convenience and necessity, authorities, permits and easements issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it and/or own, operate and maintain its properties as described in the Prospectus, and it has not received notice of proceedings relating to the revocation or modification of any such franchise, certificate, authority, permit or easement which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Guarantor.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.


     4. Certificates for the Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours prior notice to CL&P Capital, shall be delivered by or on behalf of CL&P Capital to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of CL&P Capital in the funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and CL&P Capital may agree upon in writing, such time and date being herein called the "Time of Delivery".

     5. Each of CL&P Capital and the Guarantor, jointly and severally, agrees with each of the Underwriters of any Designated Securities:

     (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Preferred Securities and prior to any Time of Delivery for such Preferred Securities which shall be disapproved by the Representatives for such Preferred Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Preferred Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by CL&P Capital or the Guarantor with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Preferred Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Preferred Securities, of the suspension of the qualification of such Preferred Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Preferred Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

     (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Preferred Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Shares, provided that in connection therewith neither CL&P Capital nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Preferred Securities or the Debt Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

     (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor and the Guarantor's subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor, Rule 158);

     (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of
(i) the date, after the Time of Delivery, on which the distribution of the Designated Securities ceases, as determined by Goldman Sachs & Co., or (ii) the date which is 90 days after the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Designated Securities, any limited partner interests of CL&P Capital or any preferred stock or any other securities of CL&P Capital or the Guarantor that are substantially similar to the Designated Securities, or any securities that are convertible into or exchangeable for Designated Securities, limited partner interests, preferred stock or other substantially similar securities of CL&P Capital or the Guarantor without the prior written consent of Goldman, Sachs & Co.;

     (f) To use its best efforts to list, subject to notice of issuance, the Preferred Securities and, upon issuance thereof to the holders of Preferred Securities, the Debt Securities on the New York Stock Exchange (the "Exchange");
     (g) To furnish to the holders of the Preferred Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholder's equity and cash flows of the Guarantor and its consolidated subsidiaries audited by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first such fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Guarantor and its subsidiaries for such quarter in reasonable detail;

     (h) During a period of five years from the date of this Agreement to furnish to you copies of all reports or other communications (financial and other) furnished to holders of common stock of the Guarantor, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Guarantor or CL&P Capital are listed; and (ii) such additional information concerning the business and financial condition of Guarantor as the Representatives may from time to time reasonably request;

     (i) In the case of the Guarantor, to issue the Guaranty concurrently with the issue and sale of the Preferred Securities as contemplated herein; and

     (j) To use the net proceeds received by it from the sale of the Designated Securities pursuant to this Agreement in the manner specified in the applicable Prospectus as amended or supplemented under the caption "Use of Proceeds".

     6. Each of CL&P Capital and the Guarantor jointly and severally covenants and agrees with the several Underwriters that CL&P Capital and the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of CL&P Capital's and the Guarantor's counsel and accountants in connection with the registration of the Preferred Securities, the Debt Securities and the Guaranty under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Indenture, the Preferred Securities, the Debt Securities any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Preferred Securities; (iii) all expenses in connection with the qualification of the Preferred Securities and the Guaranty for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any fees charged by securities rating services for rating the Preferred Securities; (v) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Preferred Securities; (vi) any fees and expenses in connection with listing the Preferred Securities and the Debt Securities; (vii) the cost of preparing certificates for the Preferred Securities; (viii) the cost and charges of any transfer agent or registrar or dividend disbursing agent; (ix) the cost of qualifying the Preferred Securities for delivery in book-entry only form; (x) the fees and expenses of any Trustee and any agent of any Trustee and the reasonable fees or disbursements of counsel for any Trustee in connection with the Indenture and the Debt Securities; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Preferred Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of CL&P Capital and the Guarantor in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that CL&P Capital and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives reasonable satisfaction;

     (b) Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the matters covered in paragraphs (i), (ii), (iv), (viii), (ix), (x) and (xi) of subsection (c) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (c) Day, Berry & Howard, counsel for CL&P Capital and the Guarantor, shall have furnished to the Representatives their written opinion or opinions, dated the Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

     (i) CL&P Capital has been duly formed and is validly existing as a limited partnership in good standing under the Partnership Act; CL&P Capital has no subsidiaries; CL&P Capital is a special purpose limited partnership as described in the Prospectus as amended or supplemented and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus as amended or supplemented; CL&P Capital is not a party to or bound by any agreement or instrument other than the Limited Partnership Agreement and, solely for the purposes stated in the recitals thereto, the Indenture; CL&P Capital has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and described in the Prospectus as amended or supplemented; CL&P Capital is not a party to or subject to any action, suit or proceeding of any nature; the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented; and the Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification;

     (ii) The Guarantor has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by NU, free and clear of all liens, encumbrances, equities or claims; the Guarantor is the sole general partner of CL&P Capital; the Class A Limited Partner is the sole Class A Limited Partner of CL&P Capital; and the Class A Limited Partner has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Connecticut, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented; and all of the issued general and limited partner interests of CL&P Capital are owned by the Guarantor and the Class A Limited Partner, respectively, and have been duly and validly authorized and validly issued, free and clear of all liens, encumbrances, equities or claims;

     (iii) To the best of such counsel s knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which CL&P Capital, the Guarantor or any of the Guarantor's subsidiaries is a party or of which any property of CL&P Capital, the Guarantor or any of the Guarantor's subsidiaries is the subject which, if determined adversely to CL&P Capital, the Guarantor or any of the Guarantor's subsidiaries, would individually or in the aggregate have a material adverse effect on (x) the current or future consolidated financial position, capital accounts or results of operations of CL&P Capital or (y) the current or future consolidated financial position, stockholders equity or results of operations of the Guarantor and its subsidiaries; and to the best of such counsel s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

     (iv) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by CL&P Capital and the Guarantor;

     (v) The issue and sale of the Designated Preferred Securities being delivered at such Time of Delivery and the compliance by CL&P Capital and the Guarantor with all of the provisions of this Agreement, the Pricing Agreement, the Indenture and the Guaranty with respect to the Designated Preferred Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which CL&P Capital or the Guarantor or any of the Guarantor's subsidiaries is a party or by which CL&P Capital or the Guarantor is bound or to which any of the property or assets of CL&P Capital or the Guarantor or any of the Guarantor's subsidiaries is subject, which conflict, breach, violation or default would have a material adverse effect on CL&P Capital, the Guarantor, or any of the Guarantor's subsidiaries, nor will such action result in any violation of the provisions of the Certificate of Limited Partnership or Limited Partnership Agreement of CL&P Capital or the Certificate of Incorporation or By-laws of the Guarantor or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over CL&P Capital or the Guarantor or any of the Guarantor's subsidiaries or any of their properties, which violation would have a material adverse effect on CL&P Capital, the Guarantor, or any subsidiary of the Guarantor;

     (vi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Preferred Securities being delivered at such Time of Delivery or the consummation by CL&P Capital or the Guarantor of the transactions contemplated by this Agreement or such Pricing Agreement, including the issuance and delivery of the Guaranty and the Designated Debt Securities, except such as have been obtained under the Act and the Trust Indenture Act, the approval of the Commission under the Holding Company Act and the approval of the DPUC, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters;

     (vii) Neither the Guarantor nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws; CL&P Capital is not in violation of its Certificate of Limited Partnership or the Limited Partnership Agreement; and neither CL&P Capital, the Guarantor nor any of the Guarantor's subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

     (viii) The statements set forth in the Prospectus under the captions "Description of the Preferred Securities," "Description of the Subordinated Debentures," and "Description of the Guaranty", insofar as they purport to constitute a summary of the terms of the Preferred Securities, the Guaranty and the Debt Securities, and under the caption "United States Taxation", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

     (ix) The Preferred Securities have been duly and validly authorized and are validly issued and, subject to the qualifications set forth in Section 7(e)(iv) hereof, are fully paid and non-assessable limited partner interests in CL&P Capital; and the Designated Preferred Securities conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented;

     (x) The Indenture and the Debt Securities have been duly authorized by the Guarantor; the Indenture has been duly qualified under the Trust Indenture Act; the Indenture has been duly executed and delivered by the Guarantor and, assuming that it has been duly authorized, executed and delivered by the Trustee, constitutes, and the Debt Securities have been duly executed by the Guarantor in accordance with the Indenture and delivered by the Guarantor under the circumstances provided in the Prospectus as amended or supplemented and, assuming they have been duly authenticated by the Trustee, constitute the valid and legally binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium or similar laws of general equity principles; and the Indenture and the Debt Securities conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented;

     (xi) The Guaranty has been duly authorized, executed, issued and delivered by the Guarantor and constitutes a valid and legally binding obligation of the Guarantor entitled to the benefits provided by the Guaranty Agreement; and the Guaranty conforms in all material respects to the description thereof contained in the Prospectus as amended or supplemented;

     (xii) Neither CL&P Capital nor the Guarantor is and, after giving effect to the offering and sale of the Designated Securities, neither will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

     (xiii) The Guarantor possesses such franchises, certificates, including certificates of public convenience and necessity, authorities, permits and easements issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it and/or own, operate and maintain its properties as described in the Prospectus, and, to the knowledge of such counsel, it has not received notice of proceedings relating to the revocation or modification of any such franchise, certificate, authority, permit or easement which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Guarantor;

     (xiv) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

     (xv) The Registration Statement and the Prospectus as amended or supplemented, and any further amendments and supplements thereto made by CL&P Capital or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (viii) of this Section 7(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by CL&P Capital or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by CL&P Capital or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by CL&P Capital or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required; and

     (xvi) The Limited Partnership Agreement has been duly authorized, executed and delivered by the Guarantor and constitutes a valid and legally binding obligation of the Guarantor, in its capacity as general partner of CL&P Capital, enforceable against the Guarantor in accordance with its terms, subject to bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     In rendering their opinion, such counsel may rely, as to certain matters relating to the Class A Limited Partner, the Guarantor and the Guarantor's subsidiaries, upon the opinion of Jeffrey C. Miller, Esq., Assistant General Counsel of the Class A Limited Partner, which opinion shall be addressed to, or shall otherwise permit reliance thereon by, the Representatives.

     (d) Day, Berry & Howard, special tax counsel for CL&P Capital and the Guarantor, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that such counsel confirms its opinion as set forth under "United States Taxation" in the Prospectus as amended and supplemented;

     (e) Day, Berry & Howard, counsel for CL&P Capital and the Guarantor, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

     (i) CL&P Capital has been duly formed and is validly existing in good standing as a limited partnership under the Partnership Act;

     (ii) Under the Limited Partnership Agreement and the Partnership Act, CL&P Capital has all necessary partnership power and authority to own its properties and conduct its business, all as described in the Prospectus as amended or supplemented;

     (iii) The general partner and limited partner interests in CL&P Capital issued to the Guarantor and the Class A Limited Partner, respectively, have been duly and validly authorized and are validly issued;

     (iv) The Preferred Securities issued to the limited partners of CL&P Capital who hold the Preferred Securities (the "Preferred Security Holders") have been duly and validly authorized and are validly issued and, subject to the qualifications set forth herein, are fully paid and nonassessable limited partner interests in CL&P Capital, as to which, assuming that the Preferred Security Holders, as limited partners of CL&P Capital, do not participate in the control of the business of CL&P Capital, the Preferred Security Holders, as limited partners of CL&P Capital, will have no liability in excess of their obligations to make payments provided for in the Limited Partnership Agreement and their share of CL&P Capital's assets and undistributed profits (subject to the obligation of a Preferred Security Holder to repay any funds wrongfully distributed to it);

     (v) There are no provisions in the Limited Partnership Agreement the inclusion of which, subject to the terms and conditions therein, or, assuming that the Preferred Security Holders, as limited partners of CL&P Capital, take no action other than actions permitted by the Limited Partnership Agreement, the exercise of which, in accordance with the terms and conditions therein, would cause the Preferred Security Holders, as limited partners of CL&P Capital, to be deemed to be participating in the control of the business of CL&P Capital;

     (vi) The Limited Partnership Agreement has been duly authorized, executed and delivered by the Guarantor, constitutes a legal, valid and binding agreement of the Guarantor, and is enforceable against the Guarantor, in its capacity as general partner of CL&P Capital, in accordance with its terms subject to bankruptcy, insolvency, moratorium, fraudulent conveyance, receivership, reorganization, liquidation and other similar laws relating to or affecting the rights and remedies of creditors generally and to principles of equity (regardless of whether considered and applied in a proceeding in equity or at law);

     (vii) Under the Limited Partnership Agreement and the Partnership Act, CL&P Capital has all necessary partnership power and authority to execute and deliver, and to perform its obligations under, this Agreement;

     (viii) Under the Limited Partnership Agreement and the Partnership Act, the execution and delivery by CL&P Capital of this Agreement, and the performance by CL&P Capital of its obligations hereunder, have been duly authorized by all necessary partnership action on the part of CL&P Capital;

     (ix) The issuance and sale by CL&P Capital of the Preferred Securities pursuant to this Agreement and the execution, delivery and performance by CL&P Capital of this Agreement will not result in any violation of (i) any Delaware statute, rule or regulation, which violation will have a material adverse effect on CL&P Capital, or (ii) the Certificate of Limited Partnership of CL&P Capital or the Limited Partnership Agreement;

     (x) No consent, approval, authorization, order, registration or qualification of or with any Delaware court or Delaware governmental agency or body is required solely as a result of the issuance and sale by CL&P Capital of the Preferred Securities pursuant to this Agreement, the execution, delivery and performance by CL&P Capital of this Agreement or the consummation of the transactions contemplated in this Agreement;

     (xi) Such counsel has reviewed the statements in the Prospectus as amended or supplemented under the caption "CL&P Capital" and, insofar as it contains statements of Delaware law, such statements are fairly presented in all material respects; and

     (xii) Assuming that CL&P Capital is treated as a partnership for Federal income tax purposes, and assuming that CL&P Capital derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than the maintenance of a registered office and registered agent in the State of Delaware and the filing of documents with the Delaware Secretary of State) or employees in the State of Delaware, the Preferred Security Holders (other than those Preferred Security Holders who reside or are domiciled in the State of Delaware), will have no liability for Delaware income taxes solely as a result of their participation in CL&P Capital, and CL&P Capital will not be liable for any Delaware income tax.

     (f) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities and at each Time of Delivery for such Designated Securities, Arthur Andersen LLP, the independent accountants of CL&P Capital and the Guarantor who have certified the financial statements of CL&P Capital and the Guarantor and the Guarantor's subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

     (g) (i) Neither CL&P Capital, the Guarantor nor any of the Guarantor's subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital accounts or long-term debt of CL&P Capital or capital stock or long-term debt of the Guarantor or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting (x) the general affairs, management, financial position, capital accounts or results of operations of CL&P Capital or (y) the general affairs, management, financial position, stockholders equity or results of operations of the Guarantor and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Preferred Securities, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Preferred Securities on the terms and in the manner contemplated in the Prospectus as amended relating to the Designated Preferred Securities;

     (h) On or after the date of the Pricing Agreement relating to the Designated Preferred Securities (i) no downgrading shall have occurred in the rating accorded any Preferred Securities or any of the Guarantor s debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any Preferred Securities or any of the Guarantor s debt securities or preferred stock;

     (i) On or after the date of the Pricing Agreement relating to the Designated Shares there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in CL&P Capital s or the Guarantor s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

     (j) The Designated Securities at the Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

     (k) CL&P Capital and the Guarantor shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities certificates of officers of CL&P Capital and the Guarantor, respectively, satisfactory to the Representatives as to the accuracy of the respective representations and warranties of CL&P Capital and the Guarantor herein at and as of such Time of Delivery, as to the performance by CL&P Capital and the Guarantor of all of its respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request;

     (l) The Limited Partnership Agreement, the Guaranty and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to the Representatives; and

     (m) Neither a Tax Event nor an Investment Company Event (each as defined in the Prospectus as amended or supplemented) shall have occurred and be continuing.

     8. (a) CL&P Capital and the Guarantor, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither CL&P Capital nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Preferred Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to CL&P Capital by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Preferred Securities.

     (b) Each Underwriter will indemnify and hold harmless CL&P Capital and the Guarantor against any losses, claims, damages or liabilities to which CL&P Capital may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Preferred Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Preferred Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to CL&P Capital and the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse CL&P Capital and the Guarantor for any legal or other expenses reasonably incurred by CL&P Capital in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify such indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by CL&P Capital and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of CL&P Capital and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by CL&P Capital and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by CL&P Capital and the Guarantor bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by CL&P Capital and the Guarantor on the one hand or such Underwriters on the other and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. CL&P Capital, the Guarantor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and not joint.

     (e) The obligations of CL&P Capital under this Section 8 shall be in addition to any liability which CL&P Capital and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of CL&P Capital and the Guarantor and to each person, if any, who controls CL&P Capital and the Guarantor within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within forty-eight hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, as the case may be, then CL&P Capital shall be entitled to a further period of forty-eight hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify CL&P Capital that they have so arranged for the purchase of such Designated Securities, or CL&P Capital notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or CL&P Capital shall have the right to postpone a Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and CL&P Capital agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and CL&P Capital as provided in subsection (a) above, the aggregate amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate amount of the Designated Securities to be purchased at the Time of Delivery, then CL&P Capital shall have the right to require each non-defaulting Underwriter to purchase the amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and CL&P Capital as provided in subsection (a) above, the aggregate amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate amount of Designated Securities to be purchased at the Time of Delivery, as referred to in subsection (b) above, or if CL&P Capital shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase the Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or CL&P Capital or the Guarantor, except for the expenses to be borne by CL&P Capital and the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of CL&P Capital or the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or CL&P Capital or the Guarantor, or any officer or director or controlling person of CL&P Capital or the Guarantor, and shall survive delivery of and payment for any Designated Securities.

     11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, neither CL&P Capital nor the Guarantor shall then be under any liability to any Underwriter with respect to the Designated Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of CL&P Capital or the Guarantor as provided herein, CL&P Capital will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but CL&P Capital or the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to CL&P Capital or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of CL&P Capital or the Guarantor, respectively set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters Questionnaire, or telex constituting such Questionnaire, which address will be supplied to CL&P Capital and the Guarantor by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, CL&P Capital, the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of CL&P Capital, the Guarantor and each person who controls CL&P Capital or the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Preferred Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission s office in Washington, D.C. is open for business.

     15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us one for CL&P Capital and one for each of the Representatives plus one for each counsel counterparts hereof.

                              Very truly yours,
                              CL&P CAPITAL, L. P.

                    By:  The Connecticut Light and Power Company,
                         its General Partner
                         By:/s/John B. Keane
                         Name: John B. Keane
                         Title: Vice President and Treasurer

                         THE CONNECTICUT LIGHT AND POWER COMPANY
                         By:/s/John B. Keane
                              Name: John B. Keane
                              Title: Vice President and Treasurer

Accepted as of the date hereof:

Goldman, Sachs & Co.
Salomon Brothers Inc
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Smith Barney Inc.



By:/s/Goldman, Sachs & Co.
   (Goldman, Sachs & Co.)

On behalf of each of the Underwriters













































                              ANNEX I

Pricing Agreement

Goldman, Sachs & Co.
Salomon Brothers Inc
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Smith Barney Inc.

As Representatives of the several
Underwriters named in Schedule I hereto,

c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

January 13, 1995

Ladies and Gentlemen:

     CL&P Capital, L.P., a Delaware limited partnership ("CL&P Capital"), as issuer, and The Connecticut Light and Power Company, a Connecticut corporation, as guarantor (the "Guarantor"), each proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated January 13, 1995 (the "Underwriting Agreement"), between CL&P Capital and the Guarantor on the one hand and Goldman, Sachs & Co., Salomon Brothers Inc, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated and Smith Barney Inc. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Preferred Securities specified in Schedule II hereto (the "Designated Preferred Securities"). The Designated Preferred Securities will be guaranteed by the Guarantor to the extent described in the Prospectus. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Registration Statement or Prospectus (each as defined in the Underwriting Agreement) in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Registration Statement or Prospectus, and also a representation and warranty as of the date of this Pricing Agreement in relation to the Registration Statement or Prospectus as amended or supplemented relating to the Designated Preferred Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Preferred Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Preferred Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, CL&P Capital agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from CL&P Capital, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the amount of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us one each for CL&P Capital and the Guarantor and one for each of the Representatives plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and CL&P Capital and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to CL&P Capital for examination and the Guarantor, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,

                                        CL&P CAPITAL, L. P.

                              By: The Connecticut Light and Power Company, its General Partner


                                   By:  /s/John B. Keane
                                   Name: John B. Keane
                                   Title: Vice President and Treasurer

                              THE CONNECTICUT LIGHT AND POWER COMPANY
                              By:/s/John B. Keane
                              Name: John B. Keane
                              Title: Vice President and Treasurer

Accepted as of the date hereof:

Goldman, Sachs & Co.
Salomon Brothers Inc
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Smith Barney Inc.



By:/s/Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

On behalf of each of the Underwriters




                                   SCHEDULE I

                                             Amount of
                                             Preferred
                                             Securities
                                               to be
Underwriters                                 Purchased

Goldman, Sachs & Co.                           538,000
Salomon Brothers Inc                           538,000
Merrill Lynch, Pierce, Fenner & Smith          538,000
Incorporated
Morgan Stanley & Co. Incorporated              538,000
Prudential Securities Incorporated             538,000
Smith Barney Inc.                              538,000

Advest, Inc.                                    56,000
Dillon, Read & Co. Inc.                         56,000
Donaldson, Lufkin & Jenrette Securities         56,000
Corporation
A.G. Edwards & Sons, Inc.                       56,000
Lehman Brothers Inc.                            56,000
PaineWebber Incorporated                        56,000
SBCI Swiss Bank Corporation Investment          56,000
banking Inc.

J.C. Bradford & Co.                             20,000
Crowell, Weedon & Co.                           20,000
Dain Bosworth Incorporated                      20,000
Fahnestock & Co. Inc.                           20,000
First Albany Corporation                        20,000
Furman Selz Incorporated                        20,000
Interstate/Johnson Lane Corporation             20,000
Janney Montgomery Scott Inc.                    20,000
Josephthal Lyon & Ross Incorporated             20,000
Legg Mason Wood Walker Incorporated             20,000
McDonald & Company Securities, Inc.             20,000
Morgan, Keegan & Company, Inc.                  20,000
Olde Discount Corporation                       20,000
Piper Jaffray Inc.                              20,000
The Robinson-Humphrey Company, Inc.             20,000
Muriel Siebert & Co., Inc.                      20,000
Tucker Anthony Incorporated                     20,000
U.S. Securities, Inc.                           20,000
Wheat, First Securities, Inc.                   20,000
                                               --------
TOTAL                                        4,000,000















                                   SCHEDULE II

Title of Designated Preferred Securities: 9.30% Cumulative Monthly Income Securities,

Series A

Number of Preferred Securities:

4,000,000

Initial Offering Price to Public:

$25.00 per security

Purchase Price by Underwriters:

$25.00 per security

Commission Payable to Underwriters:

$0.7875 per security in next-day funds

Form of Designated Preferred Securities:

Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

Specified Funds for Payment of Purchase Price: next-day funds

Blackout provisions with respect to the Designated Preferred Securities: As set forth in Section 5(e) of the Underwriting Agreement

Time of Delivery:

        10 a.m. (New York City time), January 23, 1995

Closing Location: Day, Berry & Howard, CityPlace, Hartford, CT 06103-3499, or as agreed to by the parties

Names and addresses of Representatives:

Designated Representatives:        Goldman, Sachs & Co.
                                   Salomon Brothers Inc
                                   Merrill Lynch & Co.
                                   Merrill Lynch, Pierce, Fenner & Smith
                                   Incorporated
                                   Morgan Stanley & Co. Incorporated
                                   Prudential Securities Incorporated
                                   Smith Barney Inc.

Address for Notices, etc.:    c/o  Goldman, Sachs & Co., 85 Broad Street,
                              New York, NY 10004
                              Attention: Registration Department

Other Terms:                  As set forth in the Prospectus





                                   ANNEX II

     Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

     (i) They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

     (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto;

     (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Guarantor s quarterly reports on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Guarantor who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (v)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

     (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Guarantor s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Guarantor s Annual Reports on Form 10-K for such fiscal years;

     (v) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

     (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Guarantor s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Guarantor s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

     (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor s Annual Report on Form 10-K for the most recent fiscal year;

     (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause
(B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Guarantor s Annual Report on Form 10-K for the most recent fiscal year;

     (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

     (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries, or any decreases in consolidated net current assets or stockholders equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (F) for the twelve-month period ended on the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (vi) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Preferred Securities for purposes of the letter delivered at the Time of Delivery for such Designated Preferred Securities.